                                                                 EXHIBIT 10.7(a)
                             MODIFICATION AGREEMENT


         THIS MODIFICATION AGREEMENT (this "Agreement") is made as of January 19, 2000, by and between: LABARGE CLAYCO WIRELESS, L.L.C., a Missouri limited liability company ("Borrower"); and MERCANTILE BANK NATIONAL ASSOCIATION, formerly known as Mercantile Bank of St. Louis National Association, a national banking association ("Bank").

                              W I T N E S S E T H:

         WHEREAS, pursuant to a certain Revolving Credit executed by Borrower and Bank on September 1, 1997 (as modified and extended, the "Revolving Credit"), Borrower executed a certain Promissory Note payable to Bank dated September 1, 1997, in the original principal amount of $1,000,000.00 (as modified and extended, the "Note");

         WHEREAS, the Revolving Credit and Note are described in and secured by a certain Security Agreement, executed by Borrower in favor of Bank on September 1, 1997, and covering the property as more particularly described therein (the "Security Agreement");

         WHEREAS, the Revolving Credit and Note are further described in and guaranteed by the certain Limited Guaranty executed by LaBarge, Inc. (the "Guarantor") in favor of Bank on September 1, 1997 (the "Guaranty"); and

         WHEREAS, Revolving Credit and Note were modified and/or extended pursuant to a certain Extension Agreement dated as of September 1, 1997, a certain Extension Agreement dated as of September 1, 1998, a certain Modification Agreement dated as of January 21, 1999, a certain Extension Agreement dated as of September 1, 1999, and a certain Extension Agreement dated as of November 30, 1999, and Borrower desires to further modify the terms of the Revolving Credit and Note in the manner set forth herein and Bank is willing to agree to said modification on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Bank hereby agree as follows:

         1. The references to "One Million and 00/100 Dollars ($1,000,000.00)" and "$1,000,000.00" in the Revolving Credit and the Note are deleted and substituted with "Two Million and 00/100 Dollars ($2,000,000.00)" and "$2,000,000.00" respectively.

         2. Borrower shall maintain an annual tangible net worth for each fiscal year (as calculated under generally accepted accounting principles consistently applied) of at least Six Hundred Fifty Thousand and 00/100 Dollars ($650,000.00), to be calculated as of the end of each fiscal year. The failure of Borrower to maintain said annual tangible net worth requirement shall be an Event of Default under the Note.

         3. The Revolving Credit and Note, as hereby modified, are, and shall continue to be, secured by the Security Agreement and Guaranty and any reference to the Revolving Credit and Note in such documents shall hereafter be deemed to include the Revolving Credit and Note as hereby modified.

         4. The Revolving Credit, Note and Security Agreement are, and shall remain, the binding obligations of Borrower, and all of the provisions, terms, stipulations, conditions, covenants and powers contained therein shall stand and remain in full force and effect, except only as the same are herein and hereby expressly and specifically varied or amended, and the same are hereby ratified and confirmed, and Bank reserves unto itself all rights and privileges granted thereunder.

         5. Borrower hereby reaffirms all representations, warranties, covenants and agreements recited in the Revolving Credit, Note and Security Agreement as of the date hereof, and the same are hereby adopted as representations, warranties, covenants and agreements of Borrower herein. Borrower further represents and warrants that it is not in default under any of its obligations under the Revolving Credit, Note and Security Agreement and that it has full power and authority to execute and deliver this Agreement, and that the execution and delivery hereof has been duly authorized, and that all necessary and proper acts have been performed or taken.

         6. Borrower agrees to pay all expenses incurred by Bank in connection with this Agreement, including, but not limited to, Bank's legal fees. Said sums are payable on demand and are secured by the Security Agreement and Guaranty.

         7. NOTICE REQUIRED BY SECTION 432.045 R.S. MO.: ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER(S) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.



                         (SIGNATURES ON FOLLOWING PAGE)

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.




                                      BORROWER:

                                      LABARGE CLAYCO WIRELESS, L.L.C.

                                      By:  /s/  Donald H. Nonnenkamp
                                           -------------------------
                                      Title: Manager






                                      BANK:


                                      MERCANTILE BANK NATIONAL ASSOCIATION

                                      By:  /s/  Jaycee D. Greene
                                           -------------------------
                                      Title: Assistant Vice President




                              CONSENT OF GUARANTOR

         Guarantor hereby joins in and consents to this Agreement and acknowledges that the Revolving Credit and Note, as modified by this Agreement, shall be and remain shall be and remain binding obligations of Borrower and of Guarantor pursuant to the Guaranty.


                                      LABARGE, INC., GUARANTOR

                                      By:  /s/  Donald H. Nonnenkamp
                                           -------------------------
                                      Title: Vice President & CFO

                                      Date: January 19, 2000